Exhibit 99.1
          Replacement Capital Covenant, dated as of July 18, 2006 (this “Replacement Capital Covenant”), by Enterprise Products Operating L.P., a Delaware limited partnership (together with its successors and assigns, the “Partnership”), in favor of and for the benefit of each Covered Debtholder (as defined below).
Recitals
          A. On the date hereof, the Partnership is issuing $300,000,000 aggregate principal amount of its 8.375% Fixed/Floating Rate Junior Subordinated Notes due 2066 (the “LoTSSM”).
          B. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated July 14, 2006, relating to the LoTSSM.
          C. The Partnership, in entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below, is doing so with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Partnership be estopped from breaching the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.
          D. The Partnership acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Partnership and that the breach by the Partnership of such covenants could result in injury or damages to a Covered Debtholder.
          NOW, THEREFORE, the Partnership hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.
          SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.
          SECTION 2. Limitations on Redemption and Repurchase of LoTSSM. The Partnership hereby promises and covenants to and for the benefit of each Covered Debtholder that the Partnership shall not redeem or repurchase all or any part of the LoTSSM on or before August 1, 2036 except to the extent that the total redemption or repurchase price paid therefor is equal to or less than the sum of (i) the Applicable Percentage of the aggregate net cash proceeds received by the Partnership, Enterprise Parent or their respective Subsidiaries from Non-Affiliates during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Common Units or Subordinated Units of the Partnership or Enterprise Parent plus (ii) 100% of the aggregate net cash proceeds received by the Partnership, Enterprise Parent or their respective Subsidiaries from Non-Affiliates during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Replacement Capital Securities of the Partnership or Enterprise Parent (other than Common Units or Subordinated Units).

          SECTION 3. Covered Debt. (a) The Partnership represents and warrants that the Initial Covered Debt is Eligible Debt.
          (b) (i) During the period commencing on the earlier of (x) the date two years and 30 days prior to the final maturity date for the then effective Covered Debt and (y) the date on which the Partnership gives notice of redemption of the then effective Covered Debt, if such redemption is in whole or in part and, after giving effect to such redemption, the outstanding principal of such Covered Debt would be less than $100,000,000, or (ii) if earlier than the date specified in clauses (x) and (y) of this Section 3(b)(i), on the date on which Enterprise Parent, the Partnership or a Subsidiary of the Partnership repurchases the then effective Covered Debt in whole or in part and, after giving effect to such repurchase, the outstanding principal amount of such Covered Debt would be less than $100,000,000, and ending on the applicable Redesignation Date, the Partnership shall identify the series of Eligible Debt that will become the Covered Debt on the related Redesignation Date in accordance with the following procedures:
     (A) the Partnership shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;
     (B) if only one series of the Partnership’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
     (C) if the Partnership has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Partnership shall identify a specific series that has a final maturity date that is at least three years after the date on which the Partnership is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the upcoming Redesignation Date;
     (D) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (B) or (C) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and
     (E) in connection with such identification of a new series of Covered Debt, the Partnership shall give the notice provided for in Section 3(d) within the time frame provided for in such section.
          (c) Notwithstanding any other provisions of this Replacement Capital Covenant, if a series of Eligible Senior Debt has become and is the Covered Debt in accordance with Section 3(b), on the date on which the Partnership issues a new series of Eligible Subordinated Debt, then immediately upon such issuance such series shall become the Covered Debt and the applicable series of Eligible Senior Debt shall cease to be Covered Debt.
          (d) Notice. In order to give effect to the intent of the Partnership described in Recitals C and D, the Partnership covenants that (a) simultaneously with the execution of this

Replacement Capital Covenant, or as soon as practicable after the date hereof, it shall give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture, fiscal agency agreement or other instrument relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to the Covered Debtholders hereunder; (b) so long as Enterprise Parent or the Partnership is a reporting company under the Securities Exchange Act, Enterprise Parent or the Partnership, as the case may be, will include in each annual report filed after the date hereof with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (c) if a series of the Partnership’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Partnership’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (d) if, and only if, neither Enterprise Parent nor the Partnership is a reporting company under the Securities Exchange Act, post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (b) and (c) above; and (e) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Capital Covenant.
          SECTION 4. Termination and Amendment. (a) The obligations of the Partnership pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) August 1, 2036, (ii) the date, if any, on which the Holders of at least a majority of the outstanding principal amount of the then effective series of Covered Debt consent or agree in writing to the termination of the obligations of the Partnership hereunder and (iii) the date on which the Partnership ceases to have any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (ii) of the definition of each such term). From and after the Termination Date, the obligations of the Partnership pursuant to this Replacement Capital Covenant shall be of no further force and effect with respect to the Holders, the Covered Debtholders or otherwise.
          (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Partnership with the consent of the Holders of at least a majority of the outstanding principal amount of the then effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Partnership (and without the consent of the Holders) if the Board of Directors of the General Partner has determined that such amendment or supplement is not adverse to the Holders of the then effective series of Covered Debt.
          (c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement this Replacement Capital Covenant or the obligations of the Partnership hereunder shall be the Holders of the then effective Covered Debt as of a record date established by the Partnership that is not more than 60 days prior to the date on which the Partnership proposes that such termination, amendment or supplement becomes effective.
          SECTION 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of law principles.
          (b) This Replacement Capital Covenant shall be binding upon the Partnership and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Partnership that any Person who is a Covered Debtholder, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Partnership has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt until the termination of such claim or proceeding). Except as specifically provided herein, this Replacement Capital Covenant shall have no other beneficiaries and no other Persons are entitled to rely on this Replacement Capital Covenant.
          (c) All demands, notices, requests and other communications to the Partnership under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Partnership, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Partnership by a national or international courier service, on the date of receipt by the Partnership (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Partnership at the address set forth below, or at such other address as the Partnership may thereafter post on its website as the address for notices under this Replacement Capital Covenant:
1100 Louisiana Street, 18th Floor
Houston, Texas 77002
Telecopy: (713) 803-2905
Attn: Chief Legal Officer

          IN WITNESS WHEREOF, the Partnership has caused this Replacement Capital Covenant to be executed by its duly authorized officer as of the day and year first above written.

ENTERPRISE PRODUCTS OPERATING L.P.

By: Enterprise Products OLPGP, Inc.
Its: General Partner

By:	/s/ W. Randall Fowler

Name: W. Randall Fowler
Title: Senior Vice President and Treasurer

Schedule I
Definitions
     “Alternative Payment Mechanism” means, with respect to the subordinated debt securities referred to in the definition of Debt Exchangeable for Equity, that such securities or related transaction agreements include a provision to the effect that, if the right to defer Distributions at its option pursuant to an Optional Deferral Provision has been exhausted, the Partnership or Enterprise Parent may or shall (or may or shall use its commercially reasonable efforts to), as applicable, unless a Market Disruption Event has occurred and is continuing, (i) issue and sell its Common Units, Subordinated Units and/or Non Cumulative Preferred Units during the 180 days prior to each applicable Distribution Date, in an amount such that the net proceeds of such sale shall equal or exceed the amount of such Distributions and (ii) the Partnership shall apply the net proceeds of such sale to pay such Distributions in full.
     “Applicable Percentage” means, in respect of any issuance and sale of Common Units or Subordinated Units during the 180 days prior to the date of redemption or repurchase of any LoTSSM, (i) if such LoTSSM are redeemed or repurchased after the date hereof and before August 1, 2016, 200% and (ii) if such LoTSSM are redeemed or repurchased on or after August 1, 2016 and on or prior to August 1, 2036, 400%.
     “Board of Directors” means the board of directors of the General Partner or a duly constituted committee thereof. If the Partnership shall change its form of entity to other than a limited partnership, references to board of directors of the General Partner shall mean the board of directors (or other comparable governing body) of the Partnership (as so changed).
     “Business Day” means each day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in Houston, Texas or New York, New York are authorized or obligated by law, regulation or executive order to close.
     “Commission” means the United States Securities and Exchange Commission.
     “Common Units” means (i) common limited partnership interests of Enterprise Parent, including those interests defined as “Common Units” in the Parent Partnership Agreement (including interests sold pursuant to distribution reinvestment plans, unit purchase plans and employee benefit plans) and (ii) interests of the Partnership possessing substantially similar characteristics.
     “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Partnership during the period that such long-term indebtedness for money borrowed is Covered Debt, for so long as such long-term indebtedness for money borrowed remains Covered Debt (except as otherwise provided in Section 5(b)), provided that a Person who has sold or otherwise disposed of all of its right, title and interest in Covered Debt shall cease to be a Covered Debtholder at the time of such sale or other disposition if, during the time that such Person owned such Covered Debt, the Partnership did not breach or repudiate its obligations hereunder. If the Partnership breached or repudiated its obligations hereunder while such Person was an owner of Covered Debt, such Person shall cease to be a

Covered Debtholder on the later of (i) one year after such sale or other disposition or (ii) the termination of any legal proceeding brought by such Person before the date in clause (i) to enforce the obligations of the Partnership hereunder.
     “Covered Debt” means (i) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (ii) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.
     “Debt Exchangeable For Equity” means a security (or combination of securities) that (i) gives the holder a beneficial interest in (a) subordinated debt of the issuer thereof interest on which may be deferred for one year or more beyond the settlement of the forward contract and, commencing with the date two years after the beginning of an interest deferral period, will be paid pursuant to an Alternative Payment Mechanism and (b) a fractional interest in a contract to purchase Common Units, Subordinated Units or Non Cumulative Preferred Units containing the features set forth in (a)(iii) of the definition of Replacement Capital Securities, (ii) includes a remarketing feature pursuant to which such subordinated debt of such issuer is remarketed to new investors within five years from the date of issuance of the security, (iii) provides for the proceeds raised in the remarketing to be used to purchase Common Units, Subordinated Units or such Non Cumulative Preferred Units of the issuer, and (iv) after the issuance of such Common Units, Subordinated Units or such Non Cumulative Preferred Units, provides the holder of the security with a beneficial interest in such Common Units, Subordinated Units or such Non Cumulative Preferred Units.
     “Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.
     “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.
     “Distributions” means, as to a security or combination of securities, dividends, interest payments or other distributions to the holders thereof.
     “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.
     “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of long-term indebtedness for money borrowed, (ii) is then assigned a rating by at least one NRSRO (provided that this clause shall apply on a Redesignation Date only if on such date the issuer has outstanding long-term indebtedness for money borrowed that satisfies the requirements of clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO), (iii) has an aggregate outstanding principal amount of not less than $100,000,000, and (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then outstanding long-term indebtedness for money borrowed that (i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of long-term indebtedness for money borrowed that ranks most senior, but ranks senior to the LoTS and other indebtedness for borrowed money ranking pari passu with the LoTS, (ii) is then assigned a rating by at least one NRSRO (provided that this clause (ii) shall apply on a Redesignation Date only if on such date the issuer has outstanding long-term indebtedness for money borrowed that satisfies the requirements in clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO), (iii) has an aggregate outstanding principal amount of not less than $100,000,000, and (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Enterprise Parent” means Enterprise Products Partners L.P., a Delaware limited partnership, and its successors and assigns.
     “Explicit Replacement Covenant” means, as to any security or combination of securities, that the issuer thereof has made a covenant substantially similar to the Replacement Capital Covenant to the effect that such issuer will redeem or repurchase such securities only if and to the extent that the total redemption or repurchase price is equal to or less than the applicable percentage provided herein of net proceeds received from the issuance and sale of Replacement Capital Securities, substantially as defined herein but as applied to such securities instead of to the LoTSSM, raised within 180 days prior to the applicable redemption or repurchase date, and that the governing board or body of such issuer has determined that such covenant is binding on such issuer for the benefit of one or more series of such issuer’s long-term indebtedness for money borrowed to the same extent as this Replacement Capital Covenant is binding on the Partnership for the benefit of the Covered Debtholders of the Initial Covered Debt.
     “Eighth Supplemental Indenture” means the Eighth Supplemental Indenture, dated as of July 18, 2006, to the Indenture, dated as of October 4, 2004 between the Partnership, as issuer, Enterprise Parent as Parent Guarantor and Wells Fargo Bank, National Association, as trustee.
     “General Partner” means Enterprise Products OLPGP, Inc., a Delaware corporation, and its successors and assigns.

     “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Partnership with respect to such Covered Debt.
     “Initial Covered Debt” means the Partnership’s 6.875% Series B Senior Notes due March 1, 2033 (CUSIP No. 293791AF6).
     “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the issuer thereof has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that such issuer will redeem or repurchase such securities only if and to the extent that the total redemption or repurchase price is equal to or less than the applicable percentage provided herein of net proceeds received from the issuance and sale of Replacement Capital Securities, substantially as defined herein but as applied to such securities instead of to the LoTSSM, raised within 180 days prior to the applicable redemption or repurchase date.
     “LoTSSM” has the meaning specified in Recital A.
     “Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances with respect to an issuer:
     (A) a requirement that such issuer would need to obtain the consent or approval of its unitholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue equity securities and it fails to obtain that consent or approval notwithstanding its commercially reasonable efforts to obtain that consent or approval;
     (B) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or any other national securities, futures or options exchange or in the over-the-counter market, or trading in any of Enterprise Parent’s securities (or any options or futures contracts related to such securities) on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the SEC, by such exchange or by any other regulatory body or governmental authority having jurisdiction;
     (C) a banking moratorium shall have been declared by federal or state authorities of the United States such that market trading has been disrupted or ceased;
     (D) a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States such that market trading has been disrupted or ceased;
     (E) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis such that market trading has been disrupted or ceased;
     (F) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States that, in the Partnership’s, or Enterprise Parent’s reasonable judgment, as the case may be, it is impracticable or inadvisable to proceed with the offer and sale of the applicable securities;
     (G) an event occurs and is continuing as a result of which the offering document for the offer and sale of the applicable securities would, in the judgment of such issuer, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and either (a) the disclosure of that event at such time, in such issuer’s judgment, would have a material adverse effect on its business or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, and such issuer has a bona fide business reason for keeping the same confidential or the disclosure of such transaction would impede the consummation of such transaction, provided that no single suspension period contemplated by this clause shall constitute a Market Disruption Event with respect to more than one interest payment date; or
     (H) the applicable issuer believes that the offering document for such offer and sale of its securities would not be in compliance with a rule or regulation of the SEC (for the reasons other than those referred to in the immediately preceding bullet point above) and such issuer is unable to comply with such rule or regulation or such compliance is impracticable, provided that no single suspension contemplated by this clause shall constitute a Market Disruption Event with respect to more than one interest payment date.
     “Non-Affiliate” shall mean any Person other than Enterprise Parent, the Partnership and their respective Subsidiaries.
     “Non-Cumulative” means as to any security, that the terms of such security provide for Distributions that may be skipped by the issuer thereof for any number of Distribution Periods without any remedy arising under the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of such issuer’s failure to pay such Distributions, other than Permitted Remedies.
     “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act or any successor rule.
     “Optional Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements, substantially similar to Section 4.1 of the Eighth Supplemental Indenture, to the effect that the issuer thereof may, in its sole discretion, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years without any remedy other than Permitted Remedies as a result of such issuer’s failure to pay Distributions.
     “Parent Partnership Agreement” means that certain Fifth Amended and Restated Agreement of Limited Partnership of Enterprise Parent effective as of August 8, 2005 as the same may be amended from time to time.
     “Partnership” has the meaning specified in the introduction to this Replacement Capital Covenant.
     “Permitted Remedies” means, as to any security or combination of securities, any one or more of (i) provisions permitting the holders of such securities to elect one or more directors of the governing board or body of the issuer thereof (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded), (ii) provisions prohibiting the issuer thereof from paying Distributions on or repurchasing Common Units or other securities that rank junior as to Distributions to such securities for so long as Distributions on such securities, including deferred distributions, have not been paid in full or to such lesser extent as may be specified in the terms of such securities, and (iii) provisions of law or the issuer’s partnership agreement affording remedies to the holders of such securities substantially similar to the remedies afforded to a holder of the Common Units in respect of skipped Distributions.
     “Person” means any individual, partnership, joint venture, trust, limited liability company or unincorporated organization or government or any agency or political subdivision thereof.
     “Preferred Units” means (i) limited partnership interests of Enterprise Parent that rank senior to the Common Units of Enterprise Parent and (ii) limited partnership interests of the Partnership possessing substantially similar characteristics.
     “Redesignation Date” means, as to the then effective Covered Debt, the earliest of (i) the date that is two years prior to the final maturity date of such Covered Debt, (ii) if the Partnership elects to redeem, or Enterprise Parent, the Partnership or a Subsidiary of the Partnership elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (iii) if the then outstanding Covered Debt is not Eligible Subordinated Debt, the date on which the Partnership issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.
     “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.
     “Replacement Capital Securities” shall mean securities that meet one or more of the following criteria in the determination of the Board of Directors of the General Partner, which determination shall be final and binding on the Partnership, Enterprise Parent and all Covered Debtholders:

     (a) with respect to LoTSSM that are redeemed or repurchased after the date hereof and prior to August 1, 2016:
(i)	Common Units and Subordinated Units;

(ii)	Debt Exchangeable for Equity;

(iii)	Non-Cumulative Preferred Units having either:
     (A) (1) no maturity or a maturity of at least 60 years and (2) Intent-Based Replacement Disclosure; or
     (B) (1) maturity of at least 40 years and (2) an Explicit Replacement Covenant;
(iv)	Preferred Units having cumulative Distributions and either:
     (A) (1) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2) a requirement that they convert into Common Units or Subordinated Units of the Partnership or Enterprise Parent, as applicable, within three years from the date of issuance; or
     (B) (1) no maturity or a maturity of at least 60 years and (2) an Explicit Replacement Covenant; or
(v)	other securities that:
     (A) upon issuance, rank upon on a liquidation, dissolution or winding-up of the Partnership or Enterprise Parent, as applicable, either (1) pari passu with or junior to the LoTSSM or the guarantee thereof by Enterprise Parent, as the case may be, or (2) pari passu with the claims of the issuer’s trade creditors and junior to all of the issuer’s long-term indebtedness for money borrowed (other than the issuer’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the issuer); and
     (B) include an Optional Deferral Provision; and
     (C) have a maturity of at least 60 years and an Explicit Replacement Covenant.
     (b) with respect to LoTSSM that are redeemed on or after August 1, 2016 and on or prior to August 1, 2036,
     (i) securities described in paragraph (a) of this definition;
     (ii) Units, having a maturity, if any, of at least 60 years, and cumulative Distributions and Intent-Based Replacement Disclosure; or

     (iii) other securities that
     (A) upon issuance, rank upon on a liquidation, dissolution or winding-up of the Partnership or Enterprise Parent, as applicable either (1) pari passu with or junior to the LoTSSM or (2) pari passu with the claims of the issuer’s trade creditors and junior to all of the issuer’s long-term indebtedness for money borrowed (other than the issuer’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the issuer); and
     (B) include a distribution deferral provision, in the terms thereof or in the related transaction agreements, substantially similar to Section 4.1 of the Eighth Supplemental Indenture; and
     (C) have a maturity greater than 30 years.
     “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Subordinated Units” means (i) limited partnership interests of Enterprise Parent that rank pari passu with or junior to the Common Units of Enterprise Parent provided that such interests are perpetual, with no prepayment obligation on the part of the issuer thereof, whether at the election of holders or otherwise and are Non-Cumulative and (ii) limited partnership interests of the Partnership possessing substantially similar characteristics.
     “Subsidiary” means, at any time and as to any Person, any other Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such other Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by such first Person.
     “Units” means limited partnership interests, whether common, preferred or subordinated, of the Partnership or Enterprise Parent, as applicable.